EXHIBIT 10.4.5
                                                                  --------------

                            FIFTH AMENDMENT TO LEASE

LESSOR:           ATHENAEUM PROPERTY LLC

LESSEE:           BITSTREAM INC.

DATE OF LEASE:    MARCH 17, 1992;
                  (First Amendment September 7, 1993;
                  Second Amendment July 14, 1994;
                  Third Amendment July 15, 1996;
                  Fourth Amendment March 3, 1997)

PREMISES:         ATHENAEUM HOUSE, 215 FIRST STREET,
                  CAMBRIDGE, MASSACHUSETTS

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the lease between Athenaeum Property LLC as Lessor and Bitstream Inc., a Delaware corporation, as Lessee dated March 17, 1992, and amended on September 7, 1993 and by letter agreement on July 14, 1994 and amended on July 15, 1996, and on March 3, 1997, is hereby amended for the fifth time effective April 1, 1997, as follows:

         1. "EXPANDED LEASED PREMISES." Effective June 1, 1997 (the "Effective Date") and pursuant to Paragraph 5 of the Fourth Amendment to Lease, the Leased Premises shall be reduced by 2800 rentable square feet ("Reduced Leased Premises"), more or less, on the ground floor of the Building as shown on Exhibit A hereto. Lessee agrees it is giving up the Reduced Leased Premises in its "as is" condition, except that the Reduced Leased Premises shall be delivered to Lessor in vacuumed clean condition, free of debris and personal effects.

         2. ADJUSTED RENT. The Base Rent for the Leased Premises shall be decreased as of the Effective Date by $28,000.00 per year, calculated as 2,800 square feet at $10.00 per rentable square feet, representing the Base Rent on the Reduced Leased Premises.

         3. DECREASED RENT ADJUSTMENT. As of the Effective Date, the Rent Adjustment percentage in Paragraph 5 shall be decreased from
                  8.66 percent to 7.68 percent.

         4. CONSTRUCTION; INTERPRETATION. To the extent that this lease amendment conflicts with the existing lease, this amendment shall control. Both parties acknowledge the lease remains in full force and effect. Other than as stated in this amendment, all other terms and conditions remain the same.












         EXECUTED as a sealed instrument this 15th day of April, 1997.

ATHENAEUM PROPERTY LLC



By  /s/ Allan R. Jones                    /s/ Barbara J. Soper
    -----------------------------         -----------------------------
         President                          Witness
         Athenaeum F.A. Inc.
         Managing Member



BITSTREAM INC.



By:  /s/ James D. Hart                    /s/ John F. Dervishian
    ----------------------------------    -----------------------------
         Vice President, Treasurer and      Witness
         Chief Financial Officer
         Duly Authorized




                                    EXHIBIT A

                                                       "REDUCED LEASED PREMESIS"


         A floor plan of consisting of 2,800 rentable square feet on the lower level of the property located at 215 First Street, Cambridge, Massachusetts is set forth on this Exhibit.




THE ATHENAEUM HOUSE                                           Rev.
215 First Street, Cambridge               Lower Level         May 1, 1997